UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under $240.14a-12

HELIOS TECHNOLOGIES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HELIOS TECHNOLOGIES, INC.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held on June 1, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice and Proxy Statement and Annual Report to Shareholders are available at www.viewproxy.com/HeliosTechnologies/2023.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 19, 2023 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

You may also vote in person at the 2023 Annual Meeting.

To the Shareholders of HELIOS TECHNOLOGIES, INC.

Notice is hereby given that the Annual Meeting of Shareholders of HELIOS TECHNOLOGIES, INC. will be held on June 1, 2023 at 9:00 a.m. EST at The Liberty, 215 Charles St, Boston, MA 02114 for the following purposes:

1.

To elect three Directors to serve until the 2026 Annual Meeting of Shareholders, all of whom shall serve until their successors are elected and qualified or until their earlier resignation, removal from office or death;

01 Laura Dempsey Brown        02 Cariappa Chenanda        03 Alexander Schuetz

2.	Proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 30, 2023.

3.	Advisory vote on the frequency of future advisory votes to approve named executive officer compensation.

4.	Approval, on an advisory basis, of the compensation of our named executive officers.

5.	Approval of the 2023 Equity Incentive Plan.

The Board of Directors recommends a vote FOR each of the nominees listed in Item 1, FOR Items 2, 4 and 5 and for every “1 Year” for the frequency of advisory votes to approve named executive officer compensation.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

Go to www.viewproxy.com/HeliosTechnologies/2023. Have the 11-digit control number available when you access the website and follow the instructions.
877-777-2857 TOLL FREE

requests@viewproxy.com

*  If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials.

CONTROL NUMBER

HELIOS TECHNOLOGIES, INC.

7456 16th Street East

Sarasota, FL 34243

PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE

The following proxy materials are available to you to review:

•	The Company’s 2022 Annual Report

•	The Company’s Notice and 2023 Proxy Statement

HOW TO ACCESS YOUR PROXY MATERIALS

View Online:

Have your 11-digit control number in hand and visit

http://www.viewproxy.com/HeliosTechnologies/2023

Request and Receive a Paper or E-Mail Copy:

By Internet: http://www.viewproxy.com/HeliosTechnologies/2023

By Telephone: 1-877-777-2857 TOLL FREE

By E-Mail: requests@viewproxy.com

VOTING METHODS

Via Internet: Go to http://www.FCRvote.com/HLIO

Have your 11-digit control number available and follow the prompts.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

In Person: You may vote your shares in person at the 2023 Annual Meeting. Follow the instructions in the proxy statement for voting in person.